Exhibit 99.1

Etsy Announces Proposed Private Offering of

$650 Million of Convertible Senior Notes

BROOKLYN, N.Y., August 18, 2020 — Etsy, Inc. (Nasdaq: ETSY), which operates two-sided online marketplaces that connect millions of passionate and creative buyers and sellers around the world, today announced that it intends to offer, subject to market conditions and other factors, $650 million aggregate principal amount of convertible senior notes due 2027 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The notes will be general unsecured obligations of Etsy and will accrue interest payable semiannually in arrears. The notes will be convertible into cash, shares of Etsy’s common stock or a combination of cash and shares of Etsy’s common stock, at Etsy’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering. Etsy expects to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below and to repurchase a portion of its outstanding 0% Convertible Senior Notes due 2023 (the “2023 notes”) as described below. Etsy intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include other repurchases of Etsy’s common stock from time to time under Etsy’s existing stock repurchase program described below or any future stock repurchase program, working capital, operating expenses and capital expenditures.

In connection with the pricing of the notes, Etsy expects to enter into capped call transactions with one or more of the initial purchasers and/or their respective affiliates or other financial institutions (the option counterparties). The capped call transactions are expected generally to reduce potential dilution to Etsy’s common stock upon any conversion of notes and/or offset any cash payments Etsy is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Etsy’s common stock concurrently with or shortly after the pricing of the notes and/or purchase shares of Etsy’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Etsy’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Etsy’s common stock and/or purchasing or selling Etsy’s common stock or other securities of Etsy in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of Etsy’s common stock or the notes, which could affect a noteholder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of its notes.

Etsy expects to repurchase a portion of the 2023 notes through privately negotiated transactions entered into concurrently with the pricing of this offering. The terms of any repurchases of the 2023 notes will depend on factors including the market price of Etsy’s common stock and the trading price of the 2023 notes at the time of such repurchases. The consideration for any such repurchases is expected to include a combination of cash and shares of Etsy’s common stock. To the extent that the amount of cash paid in such repurchases is less than the aggregate principal amount of 2023 notes purchased, such difference may be used to repurchase shares of its common stock following the completion of the offering under a separate repurchase program approved by Etsy’s board of directors in connection with the offering. Etsy expects that holders of the outstanding 2023 notes that have hedged their equity price risk with respect to the 2023 notes (the “hedged holders”) will, concurrently with the pricing of the notes, unwind their hedge positions by buying Etsy’s common stock and/or entering into or unwinding various derivative transactions with respect to Etsy’s common stock. The amount of Etsy common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of Etsy’s common stock. This activity by the hedged holders may increase the effective conversion price of the notes. The 2023 notes bear interest at a rate of 0% per year and mature on March 1, 2023, unless earlier converted or repurchased in accordance with their terms.

Neither the notes, any shares of Etsy common stock issuable upon conversion of the notes, nor any shares of Etsy common stock issuable in connection with any repurchases of the 2023 notes have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Existing Stock Repurchase Program

In November 2018, Etsy’s board of directors approved a stock repurchase program authorizing Etsy to repurchase up to $200 million of its common stock. In August 2020, Etsy’s board of directors determined to reinitiate purchases under this stock repurchase program beginning in the fourth quarter of 2020, after temporarily pausing share repurchases in the second quarter of 2020 in light of the macroeconomic situation related to COVID-19. As of June 30, 2020, $77.5 million of Etsy’s common stock remained available for repurchase under this program.

About Etsy

Etsy, Inc. operates two-sided online marketplaces that connect millions of passionate and creative buyers and sellers around the world. Our primary marketplace, Etsy.com, is the global destination for unique and creative goods. Buyers come to Etsy to be inspired and delighted by items that are crafted and curated by creative entrepreneurs. For sellers, we offer a range of tools and services that address key business needs. In addition, Etsy, Inc. owns Reverb, a leading global online marketplace dedicated to buying and selling new, used, and vintage musical instruments.

Etsy’s mission is to keep commerce human, and we’re committed to using the power of business to strengthen communities and empower people. Our company was founded in 2005 and is headquartered in Brooklyn, New York.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements concerning the proposed terms of the notes, capped call transactions and repurchases of the 2023 notes, the completion, timing and size of the proposed offering, capped call transactions and repurchases of the 2023 notes, the anticipated use of proceeds from the offering, the timing or amount of any repurchases of common stock by Etsy and the potential impact of the foregoing or related transactions on dilution to holders of our common stock or the market price of our common stock or the notes. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include market risks, trends and conditions. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and subsequent reports that we file with the Securities and Exchange Commission. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.

Investor Relations Contact:

Etsy, Deb Wasser, Vice President, Investor Relations

dwasser@etsy.com

or

Gabriel Ratcliff, Director, Investor Relations

gratflicc@etsy.com

Media Relations Contact:

Etsy, Lily Cohen, Senior Specialist, Corporate Communications

press@etsy.com